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                                                               EXHIBIT 23.4

                       INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Amendment No. 4 to Registration Statement No. 333-30761 on Form S-3 of our report dated November 6, 1997, appearing in the Prospectus, which is part of such Registration Statement.

                                          Deloitte & Touche LLP

San Diego, California November 20, 1997